EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2004

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

     On August 20, 2004, which date is prior to the August 23, 2004 effective date of the new SEC disclosure requirements relating to Form 8-K (SEC Release Nos. 33-8400 and 34-49424), the Board of Directors of the Company amended and restated the By-Laws of the Company to assure consistency between the By-Laws and the Company’s Second Restated Certificate of Incorporation, as amended, recently adopted committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics, certain other Company policies and procedures developed in connection with the Sarbanes-Oxley Act of 2002, certain rules and regulations promulgated by the New York Stock Exchange and the Securities and Exchange Commission, Delaware law and tax law requirements relating to real estate investment trusts.

     The Amended and Restated By-laws include, among other things, certain changes to the provisions relating to (i) procedures for the submission of stockholder proposals and nominations of persons for election as directors, (ii) corporate governance, independent directors and committees of the Board of Directors, (iii) restrictions on issuance and transfer of stock as they relate to holdings of preferred stock, (iv) investment policy and restrictions that had become outdated, and (v) indemnification of directors and officers. Except for the changes relating to independent directors, which changes reflect requirements recently adopted by the New York Stock Exchange, the Company believes that none of these changes constituted a material modification of the By-Laws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     See the disclosure in Item 3.03 above regarding the Amended and Restated By-Laws of the Company, which were approved by the Board of Directors of the Company on August 20, 2004.

Item 8.01 Other Events.

     Pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, certain assets of the Company are now classified as discontinued operations due to their sale during the six months ended June 30, 2004. As a result, the Company is reclassifying in this Report its operations, including rental income, interest expense and provision for depreciation related to those assets for prior periods. In so doing, the Company is updating Items 6, 7 and 8 of its Form 10-K for the year ended December 31, 2003. Additionally, the Company is including, for informational purposes, Financial Statement Schedules III and IV which are unchanged from Item 15 of its Form 10-K for the year ended December 31, 2003. The foregoing items are attached as Exhibit 99.1 to this Current Report. The application of Statement No. 144 had no effect on net income available to common stockholders.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

3.1	Amended and Restated By-Laws of the Company.

23	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Financial Statements and Supplementary Data

Schedule III

Schedule IV

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN

George L. Chapman

Its: Chairman of the Board and Chief Executive Officer

Dated: September 7, 2004